Form of Note Conversion Subscription

(To be signed only upon exercise of conversion Note 9816r3)

To :     ________________, President
         New York Regional Rail Corporation
         4302 First Avenue
         Brooklyn, NY 11232

Corporate Securities


The undersigned, the holder of the attached Note, hereby irrevocably elects to exercise the conversion rights represented by this Note for, and to purchase there under, ___________________ shares of common stock of New York Regional Rail Corporation, and herewith surrenders Note 9816r3, and requests that the certificates for such shares be issued in the name of and be delivered to ________________________________________, whose address is
_____________________________________________________________.




DATED:                              ____________________________________
                                            HOLDER


Signature Notarized